UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

Global Industrial Company
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13792	11-3262067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Harbor Park Drive, Port Washington, New York		11050
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.01 par value)	GIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a) Global Industrial Company (the "Company") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting") on June 5, 2023.

(b) At the Annual Meeting, the Company’s stockholders voted on the following matters:

1.To elect eight directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualify;
2.To ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2023;
3.Advisory (non-binding) vote to approve the compensation of the Company's named executive officers; and
4.Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation.

The following are the final voting results for each of the matters voted upon at the Annual Meeting:

1. Election of Directors.

Name	For	Withheld	Broker Non-Votes
Richard B. Leeds	31,598,721	3,432,335	1,285,972
Bruce Leeds	31,604,275	3,426,781	1,285,972
Robert Leeds	31,584,437	3,446,619	1,285,972
Barry Litwin	31,931,854	3,099,202	1,285,972
Chad M. Lindbloom	34,092,007	939,049	1,285,972
Paul S. Pearlman	34,095,458	935,598	1,285,972
Robert D. Rosenthal	30,532,821	4,498,235	1,285,972
Thomas R. Suozzi	34,774,337	256,719	1,285,972

2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2023.

For	Against	Abstain	Broker Non-Votes
36,294,392	19,511	3,125	0

3. Advisory (non-binding) vote to approve the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
34,319,789	704,720	6,547	1,285,972

4. Advisory (non-binding) vote regarding the frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain
33,973,894	5,558	1,048,815	2,789

Consistent with the preferred frequency expressed by the Company's stockholders, the Company has determined to hold an advisory (non-binding) vote on the compensation of the Company's named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIAL COMPANY

Date: June 9, 2023

	By:	/s/ Thomas Clark
Name: Thomas Clark
Title: Senior Vice President and Chief Financial Officer